EXHIBIT 10.3
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                               SECURITY AGREEMENT
                                     (Stock)

         THIS SECURITY AGREEMENT ("Agreement") dated as of June 7, 2006, is made between GMX RESOURCES INC., an Oklahoma corporation ("Borrower") and CAPITAL ONE, NATIONAL ASSOCIATION ("Agent"), who agree as follows:

                                    RECITALS

         A. The Borrower is or will be indebted unto the Agent and the Banks for loans made or to be made pursuant to the terms of an amended and restated loan agreement (as amended, supplemented or restated from time to time, the "Loan Agreement") dated as of June 7, 2006, by and among the Borrower, the Agent and the Banks.

         B. In order to induce the Agent and the Banks to enter into the Loan Agreement and the Secured Hedge Providers to enter into the Secured Hedge Agreements (as such terms are defined in the Loan Agreement), and to secure the full and punctual payment and performance of the Secured Liabilities as defined in the Loan Agreement, the Borrower has agreed to execute and deliver this Agreement and to pledge, deliver and grant a continuing security interest in and to the Collateral (as hereafter defined).

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises, the Borrower and the Agent agree as follows:

         Section 1. Definitions. (A) As used in this Agreement, the terms "Agent", "Agreement", "Borrower", and "Loan Agreement" shall have the meanings indicated above.

         (B) As used in this Agreement, the terms "Banks", "Event of Default", "Person", "Secured Hedge Agreements", "Secured Hedge Obligations", "Secured Hedge Provider", "Secured Liabilities" and "Secured Parties" have the respective meanings defined in the Loan Agreement.

         (C) As used in this Agreement, the terms "Collateral," "Diamond", "Endeavor", and "Subsidiary" shall have the meanings indicated in Section 2 below.

         Section 2. Security Interest. (A) To secure the full and punctual payment and performance of all present and future Secured Liabilities to the Secured Parties or any successor or transferee thereof, including without limitation all promissory notes heretofore or hereafter executed by the Borrower pursuant to the Loan Agreement, in principal, interest, deferral and delinquency charges, prepayment premiums, costs and attorney's fees, as therein stipulated, and all present and future Secured Hedge Obligations, the Borrower hereby pledges, pawns, transfers and grants to the Agent, for its benefit and the ratable benefit of the Secured Parties, a continuing security interest in and to all of the following property of the Borrower, whether now owned or existing or hereafter acquired or arising (collectively the "Collateral"):
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            A.      1,000 shares of the common stock of Endeavor Pipeline Inc., an Oklahoma corporation ("Endeavor") represented by Certificate No. 1, dated April 9, 1998, registered in the Borrower's name, together with any additional shares of Endeavor issued hereafter as stock dividends, stock splits or otherwise, or shares received as a result of any merger or consolidation of Endeavor, all rights of any nature whatsoever which may be issued or granted by Endeavor to the Borrower, all right, title and interest of the Borrower as a shareholder of Endeavor including without limitation the right to vote, all certificates and instruments representing or evidencing all such shares and rights, all cash, liquidation and other dividends now or hereafter declared thereon, all stock redemption payments and all other monies due or to become due thereunder, all stock warrants and other rights to subscribe to securities now or hereafter incident thereto or declared or granted in connection therewith, and all distributions (cash or property) made or to be made in connection therewith or incident thereto, and together with all proceeds of all or any of the foregoing, in whatever form.

            B. 10,000 shares of the common stock of Diamond Blue Drilling Co., an Oklahoma corporation ("Diamond") represented by Certificate No. 1, dated December 7, 2005, registered in the Borrower's name, together with any additional shares of Diamond issued hereafter as stock dividends, stock splits or otherwise, or shares received as a result of any merger or consolidation of Diamond, all rights of any nature whatsoever which may be issued or granted by Diamond to the Borrower, all right, title and interest of the Borrower as a shareholder of Diamond including without limitation the right to vote, all certificates and instruments representing or evidencing all such shares and rights, all cash, liquidation and other dividends now or hereafter declared thereon, all stock redemption payments and all other monies due or to become due thereunder, all stock warrants and other rights to subscribe to securities now or hereafter incident thereto or declared or granted in connection therewith, and all distributions (cash or property) made or to be made in connection therewith or incident thereto, and together with all proceeds of all or any of the foregoing, in whatever form.

Endeavor and Diamond are hereinafter each sometimes referred to collectively as a "Subsidiary".

         (C) The security interests are granted as security only and shall not subject the Agent to, or transfer or in any way affect or modify, any obligation or liability of the Borrower with respect to any of the Collateral or any transaction in connection therewith.

         Section 3. Delivery of Collateral. The Agent hereby accepts the delivery of the Collateral on behalf of itself and the other Secured Parties and on behalf of any future transferee of the Secured Liabilities. The Borrower will execute and deliver to the Agent all assignments, endorsements, powers and other documents reasonably requested at any time and from time to time by the Agent with respect to the Collateral and the rights and powers granted

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

to the Agent hereunder, and will deliver to the Agent any stock certificates representing stock dividends on, or stock splits of, any of the Collateral.

         Section 4. Representations. (A) The Borrower has not performed any acts or signed any agreements which might prevent the Agent from enforcing any of the terms of this Agreement or which would limit the Agent in any such enforcement. No security agreement or similar or equivalent document or instrument covering all or any part of the Collateral has been executed by the Borrower and remains in effect. No Collateral is in the possession of any Person (other than the Borrower) asserting any claim thereto or security interest therein, except that the Agent or its designee may have possession of Collateral as contemplated hereby.

         (B) The certificated securities evidencing the Collateral are each owned legally, directly and beneficially and of record by the Borrower, and each is not subject to any interest, option or right of any Person. The Collateral constitutes all of the interest that the Borrower owns in each Subsidiary, which as of the date of this Agreement is one hundred (100%) percent of the stock issued by each Subsidiary. The Borrower has delivered a complete and accurate copy of each Subsidiary's articles of incorporation and bylaws to the Agent.

         Section 5. Covenants. (A) The Borrower agrees not to sell, offer to sell, transfer or otherwise dispose of any of the Collateral or any interest therein, and not to create, incur or permit to exist any pledge, security interest, lien, charge, encumbrance, restriction on transfer, right to purchase, option, right of first refusal or other impediment to title whatsoever with respect to any of the Collateral, other than this Agreement.

         (B) The Borrower will not amend or agree to amend any Subsidiary's articles of incorporation or bylaws, or otherwise enter into any further agreement pertaining to any of the Collateral. The Borrower will not consent to or permit the issuance to any Person of any additional shares in any Subsidiary.

         Section 6. Voting Rights. (A) So long as no Event of Default as defined in the Loan Agreement shall have occurred, the Borrower shall have the right, from time to time, to exercise voting and other consensual rights to give approvals, ratifications and waivers pertaining to the Collateral, and the Agent upon receiving a written request from the Borrower accompanied by a certificate stating that no Event of Default has occurred will deliver to the Borrower (or as specified in such request) such proxies, approvals, ratifications, waivers and other instruments pertaining to the Collateral as may be specified in such request and be in form and substance satisfactory to the Agent.

         (B) Upon the occurrence of an Event of Default, the Agent shall have the right, at Agent's option, to exercise the voting and other consensual rights to give approvals, ratifications and waivers and to take any other action with respect to all the Collateral with the same force and effect as if the Agent were the absolute and sole owner thereof, and the Borrower's right to exercise such voting and other consensual rights shall, at Agent's option, cease and become vested in the Agent.

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         Section 7.       Remedies upon Default. (A) Upon the occurrence of an
Event of Default as defined in the Loan Agreement the Agent may exercise all rights of a secured party under the Louisiana Commercial Laws -- Secured Transactions and other applicable law (including the Uniform Commercial Code as in effect in another applicable jurisdiction) and, in addition, the Agent may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, (i) transfer the whole or any part of the Collateral into the name of the Agent or its nominee, (ii) sell the Collateral or any part thereof at a broker's board or on a securities exchange, or (iii) sell the Collateral or any part thereof at public or private sale, for cash, upon credit or for future delivery, and at such price or prices as the Agent may deem satisfactory. The Agent may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale). The Borrower will execute and deliver such documents and take such other action as the Agent deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold to it absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of the Borrower which may be waived, and the Borrower, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The Borrower agrees that ten (10) days prior written notice of the time and place of any sale or other intended disposition of any of the Collateral constitutes "reasonable notification" within the meaning of Sections 9-611 and 9-612 of the UCC except that shorter or no notice shall be reasonable as to any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. The notice (if any) of such sale shall (l) in case of a public sale, state the time and place fixed for such sale, and (2) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Agent may determine. The Agent shall not be obligated to make any such sale pursuant to any such notice. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Agent until the selling price is paid by the purchaser thereof, but the Agent shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice.

         (B) The Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the security interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction. For the purposes of Louisiana executory process procedures, the Borrower does hereby acknowledge the Secured Liabilities and confess judgment in favor of the Agent and the

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other Secured Parties for the full amount of the Secured Liabilities. The
Borrower does by these presents consent, agree and stipulate that upon the occurrence of an Event of Default it shall be lawful for the Agent, and the Borrower does hereby authorize the Agent, to cause all and singular the Collateral to be seized and sold under executory or ordinary process, at the Agent's sole option, without appraisement, appraisement being hereby expressly waived, in one lot as an entirety or in separate parcels as the Agent may determine, to the highest bidder, and otherwise exercise the rights, powers and remedies afforded herein and under applicable Louisiana law. Any and all declarations of fact made by authentic act before a Notary Public in the presence of two witnesses by a person declaring that such facts lie within his knowledge shall constitute authentic evidence of such facts for the purpose of executory process. The Borrower hereby waives in favor of the Agent: (a) the benefit of appraisement as provided in Louisiana Code of Civil Procedure Articles 2332, 2336, 2723 and 2724, and all other laws conferring the same; (b) the demand and three days delay accorded by Louisiana Code of Civil Procedure
Article 2721; (c) the notice of seizure required by Louisiana Code of Civil Procedure Articles 2293 and 2721; (d) the three days delay provided by Louisiana Code of Civil Procedure Articles 2331 and 2722; and (e) the benefit of the other provisions of Louisiana Code of Civil Procedure Articles 2331, 2722 and 2723, not specifically mentioned above.

         (C) The Borrower recognizes that the Agent may be unable to effect a public sale of all or part of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire all or a part of the Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. If the Agent deems it advisable to do so for the foregoing or for other reasons, the Agent is authorized to limit the prospective bidders on or purchasers of any of the Collateral to such a restricted group of purchasers and may cause to be placed on certificates for any or all of the Collateral a legend to the effect that such security has not been registered under the Securities Act of 1933, as amended, and may not be disposed of in violation of the provision of said act, and to impose such other limitations or conditions in connection with any such sale as the Agent deems necessary or advisable in order to comply with said act or any other securities or other laws. The Borrower acknowledges and agrees that any private sale so made may be at prices and on other terms less favorable to the seller than if such Collateral were sold at public sale and that the Agent has no obligation to delay the sale of such Collateral for the period of time necessary to permit the registration of such Collateral for public sale under any securities laws. The Borrower agrees that a private sale or sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner. If any consent, approval, or authorization of any federal, state, municipal or other governmental department, agency or authority should be necessary to effectuate any sale or other disposition of the Collateral, or any partial sale or other disposition of the Collateral, the Borrower will execute all applications and other instruments as may be required in connection with securing any such consent, approval or authorization and will otherwise use its best efforts to secure same. In addition, if the Collateral is disposed of pursuant to Rule 144, the Borrower agrees to complete and execute a Form 144, or comparable successor form, at the Agent's request; and the Borrower agrees to provide any material adverse

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information in regard to the current and prospective operations of any corporation whose stock constitutes all or a portion of the Collateral of which the Borrower has knowledge and which has not been publicly disclosed, and the Borrower hereby acknowledges that the Borrower's failure to provide such information may result in criminal and/or civil liability.

         Section 8. Limitation on Duty of Agent. Beyond the exercise of reasonable care in the custody thereof, the Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon. The Agent shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any broker or other agent or bailee selected by the Agent in good faith. The Agent shall be deemed to have exercised reasonable care with respect to any of the Collateral in its possession if the Agent takes such action for that purpose as the Borrower shall reasonably request in writing; but no failure to comply with any such request shall, of itself, be deemed a failure to exercise reasonable care.

         Section 9. Appointment of Agent. At any time or times, in order to comply with any legal requirement in any jurisdiction, the Agent may appoint a bank or trust company or one or more other Persons with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment.

         Section 10. Expenses. In the event that the Borrower fails to comply with any provisions of the Loan Agreement or this Agreement, such that the value of any Collateral or the validity, perfection, rank or value of any security interest hereunder is thereby diminished or potentially diminished or put at risk, the Agent may, but shall not be required to, effect such compliance on behalf of the Borrower, and the Borrower shall reimburse the Agent for the costs thereof on demand. All insurance expenses and all expenses of protecting, storing, appraising, preparing for sale, handling, maintaining and shipping the Collateral, any and all excise, property, sales, and use taxes imposed by any federal, state or local authority on any of the Collateral, all expenses in respect of periodic appraisals and inspections of the Collateral to the extent the same may be requested from time to time, and all expenses in respect of the sale or other disposition thereof shall be borne and paid by the Borrower; and if the Borrower fails to promptly pay any portion thereof when due, the Agent may, at its option, but shall not be required to, pay the same and charge the Borrower's account therefor, and the Borrower agrees to reimburse the Agent therefor on demand. All sums so paid or incurred by the Agent for any of the foregoing and any and all other sums for which the Borrower may become liable hereunder and all costs and expenses (including reasonable attorneys' fees, legal expenses and court costs) incurred by the Agent in enforcing or protecting any of the rights or remedies under this Agreement, together with interest thereon until paid at the Default Rate, shall be additional Secured Liabilities hereunder and the Borrower agrees to pay all of the foregoing sums promptly on demand.

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         Section 11.      Termination. Upon the payment in full of the Secured
Liabilities and the termination of the Loan Agreement and the Secured Hedge Agreements, this Agreement shall terminate. Upon request of the Borrower, the Agent shall deliver the remaining Collateral (if any) to the Borrower.

         Section 12. Notices. Any notice or demand which, by provision of this Agreement, is required or permitted to be given or served to the Borrower and the Agent shall be deemed to have been sufficiently given and served for all purposes if made in accordance with the Loan Agreement.

         Section 13. Amendment. Neither this Agreement nor any provisions hereof may be changed, waived, discharged or terminated orally or in any manner other than by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

         Section 14. Waivers. No course of dealing on the part of the Agent, its officers, employees, consultants or agents, nor any failure or delay by the Agent with respect to exercising any of its rights, powers or privileges under this Agreement shall operate as a waiver thereof.

         Section 15. Cumulative Rights. The rights and remedies of the Agent under this Agreement shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

         Section 16. Titles of Sections. All titles or headings to sections of this Agreement are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such sections, such other content being controlling as to the agreement between the parties hereto.

         SECTION 17. GOVERNING LAW. THIS AGREEMENT IS A CONTRACT MADE UNDER AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE UNITED STATES OF AMERICA AND THE STATE OF TEXAS.

         Section 18. Successors and Assigns. All covenants and agreements contained by or on behalf of the Borrower in this Agreement shall bind Borrower's successors and assigns and shall inure to the benefit of the Agent and the other Secured Parties and their successors and assigns. This Agreement is for the benefit of the Agent and the other Secured Parties and for such other Person or Persons as may from time to time become or be the holders of any of the Secured Liabilities, and this Agreement shall be transferable with the same force and effect and to the same extent as the Secured Liabilities may be transferable, it being understood that, upon the transfer or assignment by any Secured Party of any of the Secured Liabilities, the legal holder of such Secured Liabilities shall have all of the rights granted to a Secured Party under this Agreement. Borrower specifically agrees that upon any transfer of all or any portion of the

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Secured Liabilities, the Collateral shall secure any and all of the Secured
Liabilities in favor of such a transferee, that such transfer shall not affect the priority and ranking thereof, and that the Collateral shall secure with retroactive rank the then existing Secured Liabilities of the Borrower to the transferee and any and all Secured Liabilities thereafter arising. Upon the appointment of a successor Agent under the Loan Agreement, the Agent may transfer and deliver the Collateral to such successor Agent and after any such transfer has taken place, the Agent shall be fully discharged from any and all future liability and responsibility to the Borrower with respect to the Collateral and the transferee thereafter shall be vested with all the powers, rights and duties with respect to the Collateral.

         Section 19. Counterparts. This Agreement may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.

         Section 20. Loan Agreement. The provisions of Section 3.4 of the Loan Agreement pertaining to "Shared Collateral" (as defined therein) shall apply to this Agreement and the Collateral hereunder. Without limiting the generality of the foregoing, the Agent shall be required to act only at the direction of the Required Banks (as defined in the Loan Agreement) or such other vote of the Banks as required by the Loan Agreement, and not at the direction of the Secured Hedge Providers.

















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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                       BORROWER: GMX RESOURCES INC.,
                                       an Oklahoma corporation



                                       BY: /s/ Ken L. Kenworthy, Sr.
                                          --------------------------------------
                                          Name: Ken L. Kenworthy, Sr.
                                          Title: Executive Vice President & CFO



                                       AGENT:    CAPITAL ONE NATIONAL
                                                 ASSOCIATION, as Agent



                                       BY: /s/ Brian Kerrigan
                                          --------------------------------------
                                          Name: Brian Kerrigan
                                          Title: Vice President














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